                                                                   Exhibit 10.33

                            PATENT SECURITY AGREEMENT
                            -------------------------

          This PATENT SECURITY AGREEMENT (this "Agreement"), dated as of October 7, 2003, is executed and delivered by and between HUDSON RESPIRATORY CARE INC., a California corporation ("Debtor"), and MW POST ADVISORY GROUP, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, "Agent"), with reference to the following:

          WHEREAS, Debtor, the Lenders (such Lenders, together with Agent, individually and collectively, the "Lender Group"), and Agent have entered into that certain Loan and Security Agreement, dated as of even date herewith (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the "Loan Agreement"), pursuant to which the Lender Group has agreed to make certain financial accommodations to Debtor, and pursuant to which Debtor has granted to Agent for the benefit of the Lender Group security interests in (among other things) all general intangibles of Debtor; and

          WHEREAS, to induce the Lender Group to make the financial accommodations provided to Debtor pursuant to the Loan Agreement, Debtor has agreed to execute and deliver this Agreement to Agent for filing with the PTO and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate Agent's existing security interests in the patents and other general intangibles described herein.

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Debtor hereby agrees in favor of Agent, for the benefit of the Lender Group, as follows:

          1.   Definitions; Interpretation.

               (a) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          "Agent" has the meaning ascribed to such term in the preamble to this Agreement.

          "Agreement" has the meaning ascribed to such term in the preamble to this Agreement.

          "Debtor" has the meaning ascribed to such term in the preamble to this Agreement.

          "Debtor's Patents" has the meaning set forth in Section 4.

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          "Event of Default" means any Event of Default under the Loan
Agreement.

          "Excluded Collateral" has the meaning ascribed to such term in the Loan Agreement.

          "Lender Group" has the meaning ascribed to such term in the recitals to this Agreement.

          "Lenders" means, individually and collectively, each of the lenders identified on the signature pages of the Loan Agreement, and any other person made a party thereto in accordance with the provisions of Section 14 thereof (together with their respective successors and assigns).

          "Loan Agreement" has the meaning ascribed to such term in the recitals to this Agreement.

          "Patent Collateral" has the meaning ascribed to such term in Section
2.

          "Patents" has the meaning ascribed to such term in Section 2.

          "Proceeds" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Patent Collateral, including "proceeds" as defined in the UCC, and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of Debtor, from time to time in respect of any of the Patent Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Debtor from time to time with respect to any of the Patent Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Patent Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Patent Collateral or for or on account of any damage or injury to or conversion of or infringement of rights in any Patent Collateral by any Person.

          "PTO" means the United States Patent and Trademark Office and any successor thereto.

          "Secured Obligations" means all liabilities, obligations (including the Obligations), or undertakings owing by Debtor to the Lender Group of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, this Agreement, or any of the other Loan Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest, costs, fees (including attorneys fees), and expenses (including interest, costs, fees, and expenses

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that, but for the provisions of the Bankruptcy Code, would have accrued) and any and all other amounts which Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of California.

          "United States" and "U.S." shall each mean the United States of America.

               (b) Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

               (c) Interpretation. In this Agreement, except to the extent the context otherwise requires:

                    (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                    (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                    (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

                    (iv) The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation."

                    (v) References to agreements and other contractual instruments shall be deemed to include all subsequent permitted amendments, restatements, supplements, refinancings, renewals, extensions, and other modifications thereto and thereof.

                    (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                    (vii) Any captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

                    (viii) Capitalized words not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement.

                    (ix) In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict between this Agreement and the Loan Agreement, that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of the Debtor and supplemental rights and remedies in favor of Agent (whether under federal law or applicable California law), in each case in respect of the Patent Collateral, shall not be deemed a conflict with the Loan Agreement.

          2.   Security Interest.

               (a) Assignment and Grant of Security Interests. As security for the prompt payment and performance of the Secured Obligations, Debtor hereby grants, assigns, transfers, and conveys to Agent, for the benefit of the Lender Group, continuing security interests in all of such Debtor's right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising and whether registered or unregistered (collectively, the "Patent Collateral"):

                    (i) all letters patent of the U.S. or any other country, all registrations and recordings thereof, and all applications for letters patent of the U.S. or any other country, owned, held, or used by Debtor in whole or in part, including all existing U.S. patents and patent applications of Debtor which are described on Schedule A hereto, as the same may be amended or supplemented pursuant hereto from time to time, and together with and including all patent licenses held by Debtor, including such patent licenses which are described on Schedule A hereto, together with all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and the inventions disclosed therein, and all rights corresponding thereto throughout the world, including the right to make, use, lease, sell and otherwise transfer the inventions disclosed therein, and all proceeds thereof, including all license royalties and proceeds of infringement suits (collectively, the "Patents");

                    (ii) all claims, causes of action and rights to sue for past, present and future infringement or unconsented use of any of the Patents and all rights arising therefrom and pertaining thereto;

                    (iii) all general intangibles and all intangible intellectual or other similar property of Debtor of any kind or nature, whether now owned or hereafter acquired or developed, associated with or arising out of any of the Patents and not otherwise described above; and

                    (iv) all products and Proceeds of any and all of the foregoing;

     provided, however, that Patent Collateral shall not include Excluded Collateral.

               (b) Continuing Security Interests. Debtor agrees that this Agreement shall create continuing security interests in the Patent Collateral which shall remain in effect until terminated in accordance with Section 17.

               (c) Incorporation into Loan Agreement. This Agreement shall be fully incorporated into the Loan Agreement and all understandings, agreements and provisions contained in the Loan Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Patent Collateral described in this Agreement shall constitute part of the Collateral in the Loan Agreement.

               (d) Licenses. Debtor may grant licenses of the Patent Collateral in the ordinary course of business in accordance with the terms of the Loan Agreement.

          3. Further Assurances; Appointment of Agent as Attorney-in-Fact. Debtor at its expense shall execute and deliver, or cause to be executed and delivered, to Agent any and all documents and instruments, in form and substance satisfactory to Agent, and take any and all action, which Agent, in the exercise of its discretion, may request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Agent's security interests in the Patent Collateral and to accomplish the purposes of this Agreement. If Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Agent in accordance with the foregoing, Agent shall have the right to, in the name of Debtor, or in the name of Agent or otherwise, without notice to or assent by Debtor, and Debtor hereby irrevocably constitutes and appoints Agent (and any of Agent's officers or employees or agents designated by Agent) as Debtor's true and lawful attorney-in-fact with full power and authority, (i) to sign the name of Debtor on all or any of such documents or instruments, and perform all other acts, that Agent, in its reasonable discretion, deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Agent's security interests in, the Patent Collateral, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of Debtor, which Agent, in its reasonable discretion, may deem necessary or advisable to maintain, preserve and protect the Patent Collateral and to accomplish the purposes of this Agreement, including (A) upon the occurrence and during the continuance of any Event of Default, to defend, settle, adjust or institute any action, suit or proceeding with respect to any Patent Collateral,
(B) upon the occurrence and during the continuance of any Event of Default, to assert or retain any rights under any license agreement for any Patent Collateral, including any rights of Debtor arising under Section 365(n) of the Bankruptcy Code, and (C) upon the occurrence and during the continuance of any Event of Default, to execute any and all applications, documents, papers and instruments for Agent to use any Patent Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Patent Collateral, and to assign, convey or otherwise transfer title in or dispose of the Patent Collateral. The power of attorney set forth in this Section 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with Section 17; provided that the foregoing power of attorney shall terminate when all of the Secured Obligations have been fully and finally repaid and performed and the Lender Group's obligation to extend credit under the Loan

Agreement is terminated. The Agent acknowledges that the exercise of the powers granted in this Section 3 may at some times be subject to the provisions of the Intercreditor Agreement.

          4. Representations and Warranties. Debtor represents and warrants to each member of the Lender Group, in each case, to the best of its knowledge, information, and belief, as follows:

               (a) No Other Patents. A true and correct list of all Patents owned by Debtor, in whole or in part, is set forth on Schedule A (collectively, the "Debtor's Patents"). Schedule A also sets forth a true and correct list of all of the Patents that Debtor holds (by reason of license or otherwise) from a third party.

               (b) Validity. Each of the Debtor's Patents listed on Schedule A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, all maintenance fees required to be paid on account of any Patents have been timely paid for maintaining such Patents in force, and, to the best of Debtor's knowledge, each of the Patents is valid and enforceable.

               (c) Title. (i) Debtor has rights in and good and defensible title to the Patent Collateral in respect of the Patents it owns, (ii) Debtor is the sole and exclusive owner of such Patent Collateral, free and clear of any Liens and rights of others (other than Permitted Liens), including licenses (other than licenses entered into as permitted herein), shop rights and covenants by Debtor not to sue third persons and (iii) with respect to any Patent for which Debtor is either a licensor or a licensee pursuant to a license or licensee agreement regarding such Patent, each such license or licensing agreement is in full force and effect, such Debtor is not in material default of any of its obligations thereunder and no other Person is known by such Debtor to have any rights in or to any of the Patent Collateral, other than (A) the parties to such licenses or licensing agreements, or (B) in the case of any non-exclusive license or license agreement entered into by Debtor or any such licensor regarding such Patent Collateral, the parties to any other such non-exclusive licenses or license agreements entered into by Debtor or any such licensor with any other Person.

               (d) No Infringement. To the best of Debtor's knowledge, (i) no material infringement or unauthorized use presently is being made of any of the Patent Collateral by any Person, and (ii) neither the past nor the present use of the Patent Collateral by Debtor has or does infringe upon or violate any right, privilege or license agreement of or with any other Person or give such Person the right to terminate any such license agreement.

               (e) Powers. Debtor has the unqualified right, power and authority to pledge and to grant to Agent, for the benefit of the Lender Group, security interests in all of the Patent Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

          5. Covenants. Debtor covenants that so long as this Agreement shall be in effect, Debtor shall:

               (a) comply with all of the covenants, terms and provisions of this Agreement, the Loan Agreement, and the other Loan Documents;

               (b) promptly give Agent written notice of the occurrence of any event that could have a material adverse effect on any of the Patents or the Patent Collateral (except as to such Patent or Patents, which alone or in the aggregate, the absence of which would not reasonably be expected to materially impair the conduct of the business), including any petition under the Bankruptcy Code filed by or against any licensor of any of the Patents for which Debtor is a licensee, provided, however, that Debtor shall not be required to preserve, protect and maintain, and may abandon, in whole or in part, any Patent as Debtor deems appropriate in the exercise of Debtor's reasonable business judgment, so long as the absence of such Patent or Patents, alone or in the aggregate, would not reasonably be expected to materially impair the conduct of Debtor's business or the Patent Collateral;

               (c) on a continuing basis, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, including appropriate financing and continuation statements and security agreements, and take all such action as may be necessary or advisable or may be requested by Agent, in the exercise of its Permitted Discretion, to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interests granted or purported to be granted hereby, to ensure Debtor's compliance with this Agreement or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to the Patent Collateral. Without limiting the generality of the foregoing sentence, Debtor:

                    (i) hereby authorizes Agent in its sole discretion if Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Agent, to modify this Agreement without first obtaining Debtor's approval of or signature to such modification by amending Schedule A hereof to include a reference to any right, title or interest in any existing Patent Collateral or Patent Collateral acquired or developed by Debtor after the execution hereof, or to delete any reference to any right, title or interest in any Patent Collateral in which Debtor no longer has or claim any right, title or interest; and

                    (ii) hereby authorizes Agent, in its sole discretion, to file one or more financing or continuation statements, or if Debtor refuses to execute and deliver, or fails timely to execute and deliver, any such amendment thereto it is requested to execute and deliver by Agent, any amendments thereto, relative to all or any portion of the Patent Collateral, without the signature of Debtor where permitted by law;

               (d) comply, in all material respects, with all applicable statutory and regulatory requirements in connection with any and all Patent Collateral and give such notice of patent, prosecute such material claims, and do all other acts and take all other measures which, in Debtor's reasonable business judgment, may be necessary or desirable to preserve, protect and maintain Patent Collateral and all of Debtor's rights therein, including the diligent prosecution of any patent application pending as of the date of this Agreement or thereafter;

               (e) comply with each of the terms and provisions of this Agreement, and not enter into any agreement (for example, a license agreement) which is inconsistent with the obligations of Debtor under this Agreement without Agent's prior written consent, which consent shall not be unreasonably withheld or delayed; and

               (f) not permit the inclusion in any contract to which Debtor becomes a party of any provision that could or might impair or prevent the creation of a security interest in favor of Agent (for the benefit of the Lender Group) in Debtor's rights and interest in any property included within the definition of Patent Collateral acquired under such contracts.

          6. Future Rights. If and when Debtor shall obtain rights to any new patentable inventions, or become entitled to the benefit of any Patent, or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or Patent Collateral or any improvement thereof (whether pursuant to any license or otherwise), the provisions of this Agreement shall automatically apply thereto and Debtor shall give to Agent prompt notice thereof, within 20 days after obtaining such rights, reissuance, division, continuation, renewal, extension or any improvement thereof. Debtor shall do all things deemed necessary or advisable by Agent, in its discretion, to ensure the validity, perfection, priority and enforceability of the security interests of Agent in such future acquired Patent Collateral. Debtor hereby authorizes Agent to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on Debtor's behalf and as its attorney-in-fact to include any future patents which are or become Patent Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

          7. Events of Default. The occurrence of any "Event of Default" under the Loan Agreement shall constitute an Event of Default hereunder.

          8. Remedies. Upon the occurrence and during the continuance of an Event of Default, and subject to the Intercreditor Agreement, Agent shall have all rights and remedies available to it under the Loan Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Patent Collateral or any other Collateral. Debtor agrees that such rights and remedies include the right of Agent as an Agent to sell or otherwise dispose of its Collateral after default, pursuant to the UCC. Debtor agrees that Agent shall at all times have such non-exclusive, royalty free licenses, to the extent permitted by law, for any Patent Collateral that is reasonably necessary to permit the exercise of any of Agent's rights or remedies upon the occurrence and during the continuation of an Event of Default with respect to (among other things) any tangible asset of Debtor in which Agent has a security interest, including Agent's rights to sell inventory, tooling or packaging which is acquired by Debtor (or its successor, assignee or trustee in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Agent shall have the right but shall in no way be obligated to bring suit, or to take such other action as Agent, in its discretion, deems necessary or advisable, in the name of Debtor or Agent, to enforce or protect any of the Patent Collateral, in which event Debtor shall, at the request of Agent, do any and all lawful acts and execute any and all documents required by Agent in aid of such enforcement. To the extent that Agent shall elect not to bring suit to enforce such Patent Collateral, upon the occurrence and during the continuation of an Event of Default, Debtor, in the exercise of its reasonable business judgment, agrees to use all reasonable measures and diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violations thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

          9. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor and Agent for the benefit of the Lender Group and their respective successors and assigns.

          10. Notices. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

          11. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, except to the extent that the validity or perfection of the security interests hereunder in respect of the Patent Collateral are governed by federal law, in which case such choice of California law shall not be deemed to deprive Agent of such rights and remedies as may be available under federal law.

          12. Entire Agreement; Amendment. This Agreement and the other Loan Documents, together with the Schedules hereto and thereto, contain the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties, as provided in the Loan Agreement. Notwithstanding the foregoing, Agent may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in Section 6 hereof.

          13. Severability. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

          14. Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement

          15. Loan Documents. Debtor acknowledges that the rights and remedies of Agent with respect to the security interests in the Patent Collateral granted hereby are more fully set forth in the Loan Agreement and the other Loan Documents and all such rights and remedies are cumulative.

          16. No Inconsistent Requirements. Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

          17. Termination. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate and Agent shall execute and deliver such documents and instruments and take such further action reasonably requested by Debtor and at Debtor's expense as shall be necessary to evidence termination of the security interests granted by Debtor to Agent for the benefit of the Lender Group hereunder, including cancellation of this Agreement by written notice from Agent to the PTO.

          18. Duties of Agent and the Lender Group. Notwithstanding any provision contained in this Agreement, none of Agent or any other member of the Lender Group shall have any duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to Debtor for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by Agent, any other member of the Lender Group, hereunder or in connection herewith, none of Agent or any other member of the Lender Group, shall have any duty to exercise or preserve any rights, privileges or powers pertaining to the Patent Collateral.

                            [Signature page follows]

          IN WITNESS WHEREOF, the parties have duly executed this Agreement, as of the date first above written.


                                      HUDSON RESPIRATORY CARE INC.,
                                      a California corporation


                                      By:
                                          --------------------------------------
                                      Title:


                                      MW POST ADVISORY GROUP, LLC,
                                      a Delaware limited liability
                                      company, as Agent


                                      By:
                                          --------------------------------------
                                      Name: Lawrence Post
                                      Title: Chief Executive Officer


                  [Signature Page to Patent Security Agreement]

                                   SCHEDULE A

                         Patents and Patent Applications
                         -------------------------------


                                 [see attached]

                                 Patent Licenses
                                 ---------------


                                      None


                                       -2-